SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 23, 2004

WorldCom, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-11258	58-1521612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22001 Loudoun County Parkway, Ashburn, Virginia	20147
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 886-5600

Item 5.	Other Events.

On January 23, 2004, WorldCom, Inc., d/b/a MCI (the “Company”) issued a press release announcing an extension until 4:15 p.m. (Eastern Time) on January 28, 2004 to the expiration date by which certain claim holders pursuant to the Company’s plan of reorganization may submit election forms specifying the portion of their claims they elect to be paid in the form of notes or shares of common stock in the reorganized company upon its emergence from bankruptcy. A copy of this press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 23, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDCOM, INC. (Registrant)

By:	/s/ Anastasia Kelly

Name:	Anastasia Kelly
Title:	Executive Vice President and General Counsel

Dated: January 26, 2004

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 23, 2004

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